                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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            14a-6(e)(2))

      / /   Definitive Proxy Statement

      /X/   Definitive Additional Materials

      / /   Soliciting Material Under Rule 14a-12

                             RURAL/METRO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                        ACCIPITER LIFE SCIENCES FUND, LP
                       ACCIPITER LIFE SCIENCES FUND II, LP
                  ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.
                ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.
                    ACCIPITER LIFE SCIENCES FUND II (QP), LP
                              CANDENS CAPITAL, LLC
                        ACCIPITER CAPITAL MANAGEMENT, LLC
                                  GABE HOFFMAN
                                 NICOLE VIGLUCCI
                                MOHSIN Y. MEGHJI
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

                                      -1-

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      Accipiter  Life Sciences  Fund,  LP ("ALS Fund"),  together with the other participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the solicitation of proxies for the election of a slate of director  nominees at the
2007 annual  meeting of  stockholders  (the  "Annual  Meeting")  of  Rural/Metro
Corporation,  a Delaware corporation (the "Company"). ALS Fund has not yet filed a proxy statement with the SEC with regard to the Annual Meeting

Item 1: On  September  4, 2007,  Accipiter  Capital  Management,  LLC issued the following press release:

NEWS RELEASE

FOR IMMEDIATE RELEASE

    ACCIPITER CAPITAL MANAGEMENT NOMINATES TWO DIRECTORS FOR ELECTION TO THE
          RURAL/METRO BOARD OF DIRECTORS AT THIS YEAR'S ANNUAL MEETING

      NEW YORK, NEW YORK, SEPTEMBER 4, 2007 - - Accipiter Capital Management
announced today that on Friday, August 31, 2007 one of its funds, Accipiter Life
Sciences Fund, LP, which together with its related funds owns an aggregate of
3,701,647 shares or approximately 14.99% of the common stock of Rural/Metro, delivered a Notice of Nomination for Election as Directors at the 2007 Annual
Meeting of Stockholder of Rural/Metro Corporation ( Nasdaq: RURL). The Notice,
also filed with the Securities and Exchange Commission on Friday as an exhibit to Accipiter's Schedule 13D amendment, indicated Accipiter's intent to nominate
Mohsin Y. Meghji and Nicole Viglucci for election as Directors to the
Rural/Metro Board at the 2007 annual meeting of stockholders of Rural. The
Schedule 13D amendment also included Accipiter's August 30, 2007 letter to
Rural's Board of Directors detailing issues facing the company and Accipiter's repeated attempts to communicate with Rural's Board.

      Gabe Hoffman, Managing Member of Accipiter Capital Management, stated,
"Accipter, a long-term, major shareholder owning nearly 15% of the outstanding shares of RURL is very pleased to put forth Mr. Meghji and Ms. Viglucci, two highly competent and qualified candidates for election to the Rural/Metro Board.

      "We believe that, with their backgrounds and experience, Mr. Meghji and
Ms. Viglucci will be able to bring fresh insight and initiative to the Board and promote the maximization of shareholder value for all Rural/Metro shareholders."

      Mr. Meghji, age 42, is a Principal and co-founder of Loughlin Meghji +
Company ("LM+Co"), a New York based financial advisory firm specializing in advising management, investors and lenders. LM+Co was founded in February 2002.
Prior to that, Mr. Meghji spent 11 years with the Global Corporate Finance Group of Arthur Andersen LLP, most recently as a partner in the New York office. From
May 2002 to December 2004 upon its sale, Mr. Meghji served on the board of directors of Mariner Health Care Inc., a $1.5 billion publicly-held, integrated health care services provider. He has also served on the board of directors of
Cascade Timberlands LLC and Dan River, Inc., and currently serves as a director of Anvil Knitwear Inc. Mr. Meghji graduated with a Bachelor of Business
Administration from the Schulich School of Business of York University in Canada
and has completed the Advanced Corporate Finance Program at the INSEAD Business
School in France.

      Ms. Viglucci, age 32, currently serves as a healthcare analyst at
Accipiter Capital Management. She has served in that capacity since July 2005.
From April 2002 to March 2005, she served as an analyst at JL Advisors, LLC, a private investment firm. From May 2000 to April 2002 she served as an associate at The Carlyle Group, a private global investment firm that originates, structures and acts as lead equity investor in management-led buyouts, strategic minority equity investments, equity private placements, consolidations and buildups, and growth capital financings.

      Mr. Hoffman further stated, "Accipiter has made many attempts to engage in frank and constructive talks with the Management of Rural/Metro in hopes of working together toward a common goal of maximizing shareholder value for all shareholders. These attempts have been completely rebuffed and rejected. It is only after our efforts to extend an olive branch have been rejected that we now feel our only course of action is to pursue a contested election of directors.
We find it unfortunate that Rural/Metro's Management and Board have not announced any substantive steps to prevent further erosion of shareholder value nor engaged interested shareholders who wish to present a plan of action to stop the significant damage to shareholder value."

                                    # # #

Contacts
Dan Burch / Dan Sullivan
MacKenzie Partners, Inc.
212-929-5940 / 1-800-322-2885

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

      Accipiter Life Sciences Fund, LP ("ALS Fund"), together with the other
Participants (as defined below), intend to make a preliminary filing with the
Securities and Exchange Commission ("SEC") of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a slate of director nominees at the 2007 annual meeting of stockholders of Rural/Metro Corporation, a Delaware corporation (the "Company").

ALS FUND ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT
WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY
STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT
HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL
PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR
COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, MACKENZIE
PARTNERS, INC. BY TELEPHONE AT 800-322-2885 OR EMAIL AT
PROXY@MACKENZIEPARTNERS.COM.

      The participants in the proxy solicitation are anticipated to be Accipiter
Life Sciences Fund (Offshore), Ltd., ("ALS Fund Offshore"), Accipiter Life
Sciences Fund II, LP, ("ALS Fund II"), Accipiter Life Sciences Fund II
(Offshore), Ltd., ("ALS Fund II Offshore"), Accipiter Life Sciences Fund II
(QP), LP, ("ALS Fund II QP") (together with ALS Fund, ALS Fund Offshore, ALS
Fund II, ALS Fund II Offshore, ALS Fund II QP, the "Accipiter Entities"),
Accipiter Capital Management, LLC, ("Accipiter Management"), Candens Capital,
LLC, ("Candens Capital"), Gabe Hoffman, Nicole Viglucci and Mohsin Y. Meghji. As
of the date of this filing, ALS Fund, ALS Fund II and ALS Fund II QP beneficially owned 745,595, 534,951 and 611,901 shares of Common Stock of the
Company, respectively. As the general partner of each of ALS Fund, ALS Fund II and ALS Fund II QP, Candens Capital may be deemed to beneficially own the
1,892,447 shares of Common Stock of the Company collectively owned by ALS Fund,
ALS Fund II and ALS Fund II QP.

As of the date of this filing, ALS Fund Offshore and ALS Fund II Offshore beneficially owned 749,867 and 1,059,333 shares of Common Stock of the Company, respectively. As the investment manager of each of ALS Fund Offshore and ALS
Fund II Offshore, Accipiter Management may be deemed to beneficially own the
1,809,200 shares of Common Stock of the Company collectively owned by ALS Fund
Offshore and ALS Fund II Offshore.

As of the date of this filing Mr. Hoffman may be deemed to beneficially own
3,701,647 shares of Common Stock collectively owned by the Accipiter Entities.
Mr. Hoffman has sole voting and dispositive power with respect to the 3,701,647
Shares owned by the Accipiter Entities. Each of Candens Capital, Accipiter
Management and Gabe Hoffman disclaims beneficial ownership of the shares of
Common Stock of the Company owned by the Accipiter Entities except to the extent of its or his pecuniary interest therein. Currently, neither Nicole Viglucci nor
Mohsin Y. Meghji beneficially owns any shares of Common Stock of the Company.